UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 1, 2020

Date of Report (Date of earliest event reported)

Opes Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	OPESU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	OPES	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	OPESW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Opes Acquisition Corp., a Delaware corporation (“OPES” or “Purchaser”), and BurgerFi International LLC, a Delaware limited liability company (“BurgerFi”) and their respective directors, executive officers, members, managers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser’s common stock in respect of the Membership Interest Purchase Agreement, dated June 29, 2020 whereby Purchaser shall acquire 100% of the membership interests of BurgerFi (the “Business Combination”). Information about OPES’s directors and executive officers and their ownership of OPES’s common stock is set forth in OPES’s Prospectus, dated March 13, 2018, Annual Report on Form 10-K, dated March 30, 2020 and the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2020 (the “Definitive Proxy Statement”), pertaining to the Business Combination, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. These documents can be obtained free of charge from the sources indicated above.

INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI AND THE BUSINESS COMBINATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the business combination (when they become available), and any other documents filed by Purchaser with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made herein regarding the proposed transactions contemplated by the Membership Interest Purchase Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on OPES’s and BurgerFi’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the timing of the completion of the Business Combination, (ii) the ability to satisfy the various conditions to the closing of the Business Combination set forth in the Membership Interest Purchase Agreement, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise), of BurgerFi or its subsidiaries or franchisees, taken as a whole; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of OPES’s common stock; (vii) the amount of redemption requests made by OPES’s stockholders; and (viii) other risks and uncertainties indicated from time to time in the final prospectus of OPES for its initial public offering dated March 13, 2018 filed with the SEC and the definitive proxy statement on Schedule 14A filed with the SEC on December 1, 2020, relating to the proposed Business Combination, including those under “Risk Factors” therein, and in OPES’s other filings with the SEC. OPES cautions that the foregoing list of factors is not exclusive. OPES and BurgerFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. OPES and BurgerFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 8.01 Other Events

On December 1, 2020, OPES issued the following press release, “OPES Acquisition Corp. Announces Special Stockholders Meeting to Approve Business Combination with BurgerFi on December 15, 2020.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	OPES Press Release, dated December 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2020

OPES ACQUISITION CORP.

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman and Chief Executive Officer

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